UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) August 16, 2010

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 8.01 OTHER EVENTS

GOVERNMENT OF EL SALVADOR FILES PRELIMINARY OBJECTIONS TO THE COMPANY'S
CLAIMS

On July 2, 2009, Commerce Group Corp. (the "Company") and San Sebastian Gold Mines, Inc., an affiliate which is 82 1/2% owned by the Company commenced international arbitration proceedings against the Government of El Salvador ("GOES") under the Dominican Republic-Central America-United States Free Trade Agreement of 2004 ("CAFTA-DR") and the El Salvadoran Investment Law by submitting a Notice of Arbitration to the International Centre for Settlement of Investment Disputes (ICSID). ICSID registered the dispute on August 21, 2009. On July 1, 2010, ICSID notified the parties that the proposed arbitrators accepted their appointments and that an Arbitral Tribunal was deemed to have been constituted under ICSID's rules. On July 29, 2010, the Tribunal conducted an initial scheduling conference.

On August 16, 2010, GOES filed preliminary objections to the claims of the Company and its affiliate, seeking dismissal of the arbitration proceedings. Copies of the Company's Notice of Arbitration and GOES's filing are available on Commerce Group Corp.'s website (www.commercegroupcorp.com). Pursuant to CAFTA-DR rules, the Tribunal is to rule on the objections on an expedited schedule, and will be scheduling a hearing on the objections for November 15, 2010. The matter will proceed to hearing, unless the parties and the Tribunal determine that the matter can be decided on written submissions. The Company believes that El Salvador's objections are completely without merit.

For additional information about the Company's claims against the Government of El Salvador, reference is made to the Company's 8-Ks that were filed with the SEC on March 18, 2009, July 2, 2009 and July 2, 2010.


FORWARD-LOOKING STATEMENTS

Certain statements in this release, and other written or oral statements made by the Company, including the use of the words "expect," "anticipate," "estimate," "project," "forecast," "outlook," "target," "objective," "plan," "goal," "pursue," "on track," and similar expressions, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of the Company to be different from those expressed or implied. The Company assumes no obligation and does not intend to update these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: competitive and general economic conditions, adverse effects of litigation, the timely development and acceptance of services, significant changes in the competitive environment, the failure to generate or the loss of significant numbers of customers, the loss of senior management, increased government regulation or the Company's failure to integrate its acquired companies to achieve the synergies and efficiencies described in the "Management's Discussion and Analysis" section of the Company's Form 10-K and other reports and filings with the Securities and Exchange Commission (SEC), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.



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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMERCE GROUP CORP.
                                  (Registrant)

                                  /s/ Edward A. Machulak
Date:  August 19, 2010           _______________________________________
                                 By:  Edward A. Machulak, President


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